NorthWest Indiana BANCORP

BETTER BANKING

FIRST QUARTER 2020 INVESTOR PRESENTATION

KEEPS GETTING BETTER

STABILITY INTEGRITY COMMUNITY EXCELLENCE

FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of NorthWest Indiana Bancorp ("NWIN"). For these statements, NWIN claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about NWIN, including the information in the filings NWIN makes with the Securities and Exchange Commission ("SEC"). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as "anticipate," "estimate," "project," "intend," "plan," "believe," "will" and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: the significant risks and uncertainties for our business, results of operations, and financial condition, as well as our regulatory capital and liquidity ratios and other regulatory requirements caused by the COVID-19 pandemic, which will depend on several factors, including the scope and duration of the pandemic, its influence on financial markets, the effectiveness of our remote work arrangements and staffing levels in branches and other operational facilities, and actions taken by governmental authorities and other third parties in response to the pandemic; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates, market liquidity, and capital markets, as well as the magnitude of such changes, which may reduce net interest margins; inflation; customer acceptance of NWIN's products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. Further, statements about the effects of the COVID-19 pandemic on our business, operations, financial performance, and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable, and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties, and us.

DISCLOSURES REGARDING NON-GAAP MEASURES

This presentation refers to certain financial measures that are identified as non-GAAP. NWIN believes that these non-GAAP measures are helpful to investors to better understand the NWIN's assets, earnings, and shareholders' equity at the date of this presentation. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures. See the attached table at the end of this presentation for a reconciliation of the non-GAAP measures identified herein and their most comparable GAAP measures.

OVERVIEW & INTRODUCTION

STABILITY INTEGRITY COMMUNITY EXCELLENCE

WHO WE ARE

MISSION

Peoples Bank is committed to helping our communities and customers be more successful

VALUES

STABILITY
Customer experience
Risk management
Reliability

INTEGRITY
Ethics
Trust
Reputation

COMMUNITY
Genuine concern
Measurable impact
Involvement

EXCELLENCE
Exceed expectations
Better, not just bigger
Financial performance

VISION

Continued growth and independence as a high-performing community bank, so that we can continue to deliver on our mission in Northwest Indiana and South Chicagoland

WHERE WE ARE

Full-service, broadly-based community financial institution offering consumer, business, and wealth management services – in person and digitally

- 22 full-service Banking Centers
- 267 FTE
- $1.3 bn in Assets
- Accolades*
  - Top 200 Community Bank for 15 consecutive years
  - Best Bank to Work For 2014 – 2019


Peoples Bank
Map represents the Peoples Banking Center Network.
Chicago–Garfield Ridge
Lemont
Orland Park (3 locations)
Midlothian
Whiting
East Chicago
Hammond (2 locations)
Gary
Munster (Corporate Center)
Highland
Hobart
Dyer
Schererville
Merrillville (2 locations)
Valparaiso
St. John
Crown Point
Winfield

*American Banker magazine

COMMUNITY IMPACT

Values-driven partnerships with local organizations to support the health of the local community

- Making sustainable investments in the organizations we partner with
- Finding ways to leverage all the strengths of the Bank, not just making financial contributions
- Prioritizing investments where the Bank has a meaningful role in the stewardship of the organization's finances
- Making a true impact on the organizations we partner with and a difference in the communities we serve together


12%
Health & Wellness
28%
Home Ownership & Household Stability
3%
Other
29%
Financial Literacy & Education
29%
Economic Development

SHIFTING FOCUS

Management's directives as we navigate COVID-19

1	The health and safety of our employees, customers, and communities
2	Ensure stability of operations
3	Manage risk for future stability
+	Strategic execution

CORE STRATEGY UNCHANGED

Differentiation

- Service-based value proposition
- Performance and Profitability
- Community Bank serving Northwest Indiana and South Chicagoland
- Continued Independence

Operational Efficiency

- Consistent outcomes
- Resource allocation

Market Penetration

- Product development
- Teams and Talent

Market Expansion

- Inorganic Growth
- Organic Growth

10 YEAR GROWTH STORY


10 Year Asset CAGR* 7.2%
10 Year EPS CAGR* 14.9%
$631.1
$1.83
$1,328.7
$1,349.9
$3.53
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Q1 2020
Assets
Earnings Per Share

(Dollars in Millions, Except Per Share Amounts)

*12-31-2009 Through 12-31-2019

NorthWest Indiana BANCORP

Peoples Bank

STABILITY INTEGRITY COMMUNITY EXCELLENCE

POSITIONING FOR THE FUTURE

The Indiana DFI and the FDIC have recently approved Peoples Bank's conversion to a Commercial Bank charter

True Commercial Bank charter better reflects our business model and strategic objectives

Part of a bigger initiative to enhance governance and position NWIN to serve a larger shareholder base

GROWTH HIGHLIGHTS

Highlights

	2009	2014	2019	5 Year CAGR (%)	Q1 2020
Market Cap *($ millions)*	$49	$79	$158	12.9%	$109
Stock Price *($)*	$18	$28	$46	11.5%	$32
Book Value *($ in millions)*	$19	$27	$39	10.6%	$41
EPS *($)*	$0.88	$2.60	$3.53	7.14%	$0.92

Inorganic Expansion

Year	Institution	Assets	Footprint	% of Assets
2014	First Federal	$40 mn	2 Banking Centers – In Market	5.5%
2015	Liberty Savings	$50 mn	2 Banking Centers – In Market	6.1%
2018	First Personal	$150 mn	3 Banking Centers – Market Expansion	15.6%
2019	AJ Smith	$180 mn	3 Banking Centers – Market Expansion	16.4%

2019 PERFORMANCE REVIEW & Q1 2020 UPDATE

STABILITY INTEGRITY COMMUNITY EXCELLENCE

2019 PERFORMANCE SUMMARY

Growth

- Achieving record earnings in 2019 despite acquisition costs
- Total assets at $1.3 billion, 21.2% growth over 2018
- Growth plans being evaluated against the backdrop of COVID-19 pandemic
- Earnings at $12.1 million with 29.6% growth over 2018

Acquisitions

- Closed on AJSB acquisition – 16.4% of assets as of date of close
- Fully integrated May 2019 and continued development of Chicagoland market presence
- Continue to develop sales teams and focus on top of funnel marketing

Asset Quality

- Focused on lending within markets we operate in
- Non-performing loans at 0.81% of total loans
- ALL at 0.99% of total loans, ALL + purchase accounting reserves at 1.66% of total loans

COVID-19 UPDATE

Paycheck Protection Program

- 745 applications totaling $90.0 million as of May 11th
- Helped local business owners retain 10,514 employees
- SBA lender fee is averaging approximately 3.8% for this program

Prudently Helping Customers

- Deferring or modifying loan customer's repayment obligations where reasonable
- Deferrals of 163 loans totaling $53.3 million as of May 11th
- Management anticipates additional borrower requests will continue during Q2

Expanded Remote Work

- Remote work systems already in place prepared management for the transition to a decentralized environment
- Approximately half of employees are working remotely to help maintain social distancing
- Developing multi-phase return-to-work plan

Banking Centers Open

- Drive-ups are open and fully functional
- Wide range of digital banking options are available
- Taking appointments at customer request

LOAN PORTFOLIO COMPOSITION

Commercial Lending

- Continuing to reallocate portfolio towards commercial lending
- Avoiding regulatory concentration limits with owner occupied commercial real estate portfolio
- Enhancing risk management systems for continued growth

Residential Lending

- Mortgage banking platform being scaled up
- Focused on disciplined underwriting and reducing interest rate risk
- Faster prepayment speeds will allow for additional reallocation to commercial portfolio


Home Equity, $48.8 , 5%
Residential Real Estate, $303.9 , 33%
Commercial Real Estate, $280.0 , 31%
Construction and Land Development, $95.7 , 10%
Multifamily, $51.9 , 6%
Commercial Business, $105.2 , 11%
Manufactured Homes, $17.7 , 2%
Other, $15.8 , 2%

(Dollars in Millions)

Total Loans $919.0 million as of 3/31/2020

DEPOSIT COMPOSITION

Core Deposit Franchise

- Growing core deposit base through acquisitions and focused customer service
- Competitive advantage for managing net interest income
- Certificates of deposits available for additional funding when loan growth accelerates
- Strong core deposit base allows for less reliance on borrowings
- Developing treasury management services to drive greater share of wallet from our deposit base
- Core deposits are a core competency


Certificates of Deposit, $314.5, 27%
Noninterest Bearing Checking, $185.2, 16%
Interest Bearing Checking, $219.8, 19%
Savings, $215.6, 19%
Money Market, $226.5, 19%

(Dollars in Millions)

Total Deposits $1,161.6 million as of 3/31/2020

NorthWest Indiana BANCORP Peoples Bank

STABILITY INTEGRITY COMMUNITY EXCELLENCE

ASSETS & RETURN ON ASSETS

Organic and Inorganic Growth

- Up $485.0mn or 56.1% from end of 2015 to first three months 2020
- Acquisitions have created a platform for organic growth
- Return on assets has been impacted by acquisitions in 2018 and 2019
- Lack of acquisition expense is benefiting 2020 returns
- COVID-19 is impacting 2020 returns
- Potential for profitability remains as mortgage banking and wealth management lines of business grow and expense management remain our strategic focus



5 Year CAGR* 11.4%
$864.9
$913.6
$927.3
$1,096.2
$1,328.7
$1,349.9
0.96%
1.03%
0.98%
0.93%
0.94%
0.97%
2015
2016
2017
2018
2019
Q1 2020
Assets
Annualized ROA

(Dollars in Millions)

*12-31-2014 through 12-31-2019

NorthWest Indiana BANCORP

Peoples Bank

STABILITY INTEGRITY COMMUNITY EXCELLENCE

LOANS

Acquisition and Organic Growth

- Portfolio up $347.1mn or 60.7% from end of 2015 to March 31, 2020
- Strategically repositioning the balance sheet
  - Loans as a % of earning assets have increased from 70% in 2015 to 74% at March 31, 2020, helping drive profitability
  - Organic growth plan focused on building commercial loan portfolio and experienced underwriting with long-term target to reach 65% of commercial loans to total loans
  - Current loan to deposit ratio of 79%, leaves room for growth as economic circumstances allow


5 Year CAGR* 13.2%
$571.9
$583.7
$620.2
$764.4
$906.9
$919.0
57%
59%
62%
61%
58%
58%
2015
2016
2017
2018
2019
Q1 2020
Loans
Commercial as % of Total Loans

(Dollars in Millions)

*12-31-2014 through 12-31-2019

ASSET QUALITY

Disciplined Underwriting

- Allowance for loan loss (ALL) to total loans was 1.03% and the coverage ratio was 117.8%, at March 31, 2020
- With reserves that are not part of the ALL that have been established from acquisition activity, the ALL to total loans would be 1.65%[1] and the coverage ratio would be 187.5%[1]
- Added over $500k in PLL Q1 2020 and will add more as circumstances require
- Non-performing assets to total assets have decreased from 1.05% at end of 2015 to 0.73% at March 31, 2020
- As of March 31, 2020, commercial real estate (CRE) concentrations with COVID-19 associations show:

Segment	CRE %	DSCR	LTV %
Restaurants	8	1.7	49
Hotels	8	1.5	57
Retail NOO	16	1.5	52


5 Year CAGR* 7.2%
$6,953
$7,698
$7,482
$7,962
$8,999
$9,511
0.98%
1.05%
0.84%
0.90%
0.81%
0.88%
2015
2016
2017
2018
2019
Q1 2020
Allowance for Loan Loss
NPL /total loans

(Dollars in Millions)

*12-31-2014 through 12-31-2019

[1]See non-GAAP reconciliation at the end of this presentation

NorthWest Indiana BANCORP · Peoples Bank

STABILITY INTEGRITY COMMUNITY EXCELLENCE

DEPOSITS

Positioned to Fund Growth

- Up $446.7mn or 62.5% from end of 2015 to March 31, 2020
- At March 31, 2020, 73% of total deposits are non-maturity deposits, allowing continued access to a low-cost funding source
- Core deposit franchise providing strong on balance sheet liquidity
- At March 31, 2020, a core deposit intangible of $4.9mn is being amortized through to 2025
- Modified operations for COVID-19, banking centers remain open and are onboarding new customers


5 Year CAGR* 12.9%
$714.9
$779.8
$793.0
$929.8
$1,154.4
$1,161.6
73%
69%
74%
72%
72%
73%
2015
2016
2017
2018
2019
Q1 2020
Deposits
Non Maturity DP Acct as % of Total DP

(Dollars in Millions)
12-31-2014 through 12-31-2019

NET INTEREST INCOME

Managing Through Historic Low Rate Cycle

- Actively managing balance sheet asset yields and funding costs to manage yield curve pressure
- Net interest income up 25.6% year-end 2018 to year-end 2019
- Strategic loan mix positioned to protect interest yield in falling rate environment
- Recent acquisitions have focused on new markets for preexisting loan and core deposit relationships, leading to increased income despite lower rates
- Continue to invest in sales and marketing to further develop a presence in new markets for new banking relationships



5 Year CAGR* 11.2%
$27.4
$30.1
$30.8
$34.4
$43.2
$10.6
$10.7
3.82%
3.85%
3.84%
3.81%
3.73%
3.81%
3.62%
2015
2016
2017
2018
2019
Q1 2019
Q1 2020
Net Interest Income
Net Interest Margin (Tax-Equivalent) (%)

(Dollars in Millions)

12-31-2014 through 12-31-2019

NorthWest Indiana BANCORP Peoples Bank

STABILITY INTEGRITY COMMUNITY EXCELLENCE

NONINTEREST INCOME

Adding value through services

- Noninterest income streams, especially service income, wealth management, and mortgage banking are all internally developed and continue to be a strategic focus
- 17.3% organic growth between 2018 and 2019
- Continue to competitively price bank services and enhance noninterest income streams by developing treasury management services
- Deepening wallet share with "Top-of-Funnel" acquired customers


5 Year CAGR* 11.9%
$6.9
$7.6
$7.8
$9.1
$10.7
$2.6
$3.5
0.84%
0.86%
0.85%
0.91%
0.83%
0.84%
1.07%
2015
2016
2017
2018
2019
Q1 2019
Q1 2020
Noninterest Income
Noninterest Income as % of Avg Assets

(Dollars in Millions)

**12-31-2014 through 12-31-2019*

NONINTEREST EXPENSE

Focused Expense Management

- Recent acquisitions driving ratio of noninterest expense to average assets higher in 2018 and 2019, yet core expenses remain stable
- Acquisition expenses totaled $2.1mn for each acquisition year of 2018 and 2019
- Efficiency ratio for year-end 2019 was 69.5%, for 2018 was 72.2%, and was 66.9% for 2014
- Long term strategic goals: noninterest expense to average assets targeted under 2.80% and efficiency ratio targeted under 65.0%


$23.6
$24.7
$25.5
$31.4
$37.4
2.89%
2.78%
2.80%
3.13%
2.91%
3.34%
3.02%
$10.3
$10.0
2015
2016
2017
2018
2019
Q1 2019
Q1 2020
Noninterest Expense
NIE as % of Avg Assets
(Dollars in Millions)

NET INCOME & EARNINGS PER SHARE

Increasing Earnings Through 2019

- Record earnings in 2019, despite $2.1mn one-time acquisition expense
- 2019 net income of $12.1mn resulted in EPS of $3.53
- EPS Q1 2019 to Q1 2020 grew 39%
- Interest rate environment and potential credit risk putting pressure on earnings for the year
- 2020 will be a challenging as long as the COVID-19 pandemic continues
- Despite COVID-19, strong potential for future growth in mortgage banking and wealth management lines of business and expense management remains a focus


5 Year CAGR* 10.4%
$7.9
$9.1
$9.0
$9.3
$12.1
$2.2
$3.2
$2.75
$3.20
$3.13
$3.17
$3.53
$0.66
$0.92
2015
2016
2017
2018
2019
Q1 2019
Q1 2020
Net Income
EPS

(Dollars in Millions)

*12-31-2014 through 12-31-2019

CAPITAL & DIVIDEND

Capital Adequacy

- Focused on maintaining adequate capital position
- Earnings continue to accrete to and build capital
- Earnings and capital should support the continued payment of the company's dividend at current levels
- Rebuilding capital after acquisitions in 2018 and 2019
- Capital contingency plans in place for continued potential economic adversity due to the COVID-19 pandemic
- Approved for PPPLF to effectively manage capital and liquidity position



5 Year CAGR* 9.0%
76,402
82,386
88,431
92,810
110,840
113,601
9.0%
9.2%
9.6%
8.6%
8.5%
8.7%
2015
2016
2017
2018
2019
Q1 2020
Tier 1 Capital
Tier 1 /average assets

(Dollars in Millions)

*12-31-2014 through 12-31-2019

LOOKING AHEAD

Phased Return to New Normal

- Following local governments guidelines, while prioritizing the health and safety of our team and community
- Phased in approach to return to new normal with the ability to continue to work remotely as needed

Risk Management

- Working with loan customers to understand extent of effects from the COVID-19 pandemic
- Monitoring control structure through increased remote workflows and new initiatives
- Ensuring appropriate risk management processes are in place

Strategic Focus

- Capital investments that leverage technology and create efficiencies
- Focused growth that continues to grow tangible book value for shareholders
- Continued improvement in self-service channels to meet customers where they are

NorthWest Indiana BANCORP

THANK YOU

Peoples Bank

NON-GAAP RECONCILIATION

Table 1 - Reconciliation of the Non-GAAP Performance Ratios

($ in thousands)		(Unaudited)	
For the three months ended March 31, 2020	GAAP	Additional reserves not part of the ALL	Non-GAAP
Allowance for loan losses (ALL)	$ 9,511	$ 5,626	$ 15,137
Total loans	$ 918,962		$ 918,962
ALL to total loans	1.03%		1.65%

($ in thousands)		(Unaudited)	
For the three months ended March 31, 2020	GAAP	Additional reserves not part of the ALL	Non-GAAP
Allowance for loan losses (ALL)	$ 9,511	$ 5,626	$ 15,137
Non-performing loans	$ 8,075		$ 8,075
ALL to nonperfroming loans (coverage ratio)	117.78%		187.46%